UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant  ☒
Filed by a party other than the Registrant  ☐
Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☒	Soliciting Material under §240.14a-12
The Ultimate Software Group, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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(1)	Title of each class of securities to which transaction applies:

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(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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☐  Fee paid previously with preliminary materials.

☐  Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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(4)	Date Filed:

This Schedule 14A filing consists of the following communication relating to the proposed acquisition of The Ultimate Software Group, Inc., a Delaware corporation (“Ultimate Software” or the “Company”) by Unite Parent Corp., a Delaware corporation (“Parent”) and proposed merger of Ultimate Software with Unite Merger Sub, Inc., a Delaware corporation and an indirect wholly owned subsidiary of Parent (“Merger Sub”), pursuant to the terms of an Agreement and Plan of Merger, dated February 3, 2019, by and among the Company, Parent and Merger Sub.  Parent is a newly-formed entity that will be owned by an investor group.

Prospective Customer Communication, which was first used or made available on February 7, 2019.

Additional Information and Where to Find It

This communication relates to the proposed merger involving The Ultimate Software Group, Inc. (“Ultimate” or the “Company”).  In connection with the proposed merger, Ultimate Software will file relevant materials with the U.S. Securities and Exchange Commission (the “SEC”), including the Company’s proxy statement on Schedule 14A (the “Proxy Statement”).  This communication is not a substitute for the Proxy Statement or any other document that Ultimate Software may file with the SEC or send to its stockholders in connection with the proposed merger.  BEFORE MAKING ANY VOTING DECISION, STOCKHOLDERS OF ULTIMATE SOFTWARE ARE URGED TO READ ALL RELEVANT DOCUMENTS FILED WITH THE SEC, INCLUDING THE PROXY STATEMENT, WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED MERGER.  Investors and security holders will be able to obtain the documents (when available) free of charge at the SEC’s website, www.sec.gov, and the Company’s website, https://www.ultimatesoftware.com/.  In addition, the documents (when available) may be obtained free of charge by directing a request to Mitch Dauerman by email at mitch_dauerman@ultimatesoftware.com or by calling 954-331-7069.

Participants in the Solicitation

The Company and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the holders of Ultimate Software common stock in respect of the proposed merger.  Information about the directors and executive officers of Ultimate Software is set forth in the proxy statement for the Company’s 2018 annual meeting of stockholders, which was filed with the SEC on April 2, 2018, and in other documents filed by Ultimate Software with the SEC.  Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the Proxy Statement and other relevant materials to be filed with the SEC in respect of the proposed merger when they become available.

Cautionary Statements Regarding Forward-Looking Information

Certain statements contained in this communication may constitute “forward-looking statements.”  These forward-looking statements may be identified by terms such as “plan to,” “designed to,” “allow,” “will,” “can,” “expect,” “estimates,” “believes,” “intends,” “may,” “continues,” “to be” or the negative of these terms, and similar expressions intended to identify forward-looking statements.  These forward-looking statements involve known and unknown risks, uncertainties and other factors which may cause actual results, performance or achievements to differ materially from those expressed or implied by such forward-looking statements, and reported results should not be considered as an indication of future performance.  These risks, uncertainties and other factors include, but are not limited to, risks related to the occurrence of any event, change or other circumstance that could give rise to the termination of the merger agreement; the failure to obtain Ultimate Software stockholder approval of the merger or the failure to satisfy any of the other conditions to the completion of the merger; the effect of the announcement of the merger on the ability of Ultimate Software to retain and hire key personnel and maintain relationships with its clients, providers, partners and others with whom it does business, or on its operating results and businesses generally; risks associated with the disruption of management’s attention from ongoing business operations due to the merger; the ability to meet expectations regarding the timing and completion of the merger; and other factors described in the Company’s Form 10-K for the year ended December 31, 2017, as filed with the SEC, and in other reports filed by the Company with the SEC from time to time. You are cautioned not to unduly rely on these forward-looking statements, which speak only as of the date of this communication.  Unless required by law, Ultimate Software undertakes no obligation to publicly revise any forward-looking statement to reflect circumstances or events after the date of this communication or to report the occurrence of unanticipated events.

Sales Team,
Some of you are getting questions from prospects on how the announcement on Monday regarding Ultimate going private might impact them if they choose Ultimate as their vendor. Below is a reply that you can send to the prospect. Please do not modify any of the words of this email (other than the customer name and your signature line - of course!)

If your prospect has more specific questions that this reply below does not address, email INFORMATION@ultimatesoftware.com and we will provide you a reply in a timely manner. If your prospect specifically asks to talk to an executive on the phone about this announcement, reach out to Scott directly, and he will make himself available to speak to prospects as quickly as possible. Hopefully the response below will address their questions, but our CEO is personally available as a second step if they ask to speak to an exec about this .

Thanks,
Jody

Please delete everything above this line before you send to prospects.

--------------------

Hi [PROSPECT NAME],

Thank you for your question regarding our announcement of plans to go private through the agreement with an investor group led by Hellman and Friedman.  It's exciting and positive news for our prospective customers, existing customers, and Ultimate. As was stated in the email from our CEO Scott Scherr that went out to all customers on February 4th - and which is publicly available (pasted below) - nothing about our current or future customers' experience as Ultimate's customer will change.

In a nutshell, we're just going from a publicly held company to a privately held company (assuming the transaction is approved by stockholders and clears all customary closing conditions and regulatory approvals). If and when the transaction closes, it will not impact our current relationship with you, the services we would provide you, our commitments to you or our other customers, or the timing of any specific projects we are engaged in with you. The only real change is that our shares will be held by a private entity and not traded on the public exchanges.

The only impact future customers like you should expect is the long-term benefit of this transaction allowing us to invest more quickly in future products and services.

P.S. - it is definitely not required, but if you're interested in more details about the agreement we announced, you can read the full 8-K and 14-A we filed publicly - on the SEC Web site at https://www.sec.gov/cgi-bin/browse-edgar?company=Ultimate+software&owner=exclude&action=getcompany

Best wishes,
[Name of Ultimate Representative]

***
[Email to Customers from CEO Scott Scherr]

TO: ALL CUSTOMER PRIMARY CONTACTS (Including UltiPro, Perception, and PeopleDoc customers)
FROM: SCOTT SCHERR
SUBJECT: IMPORTANT NEWS – Ultimate Software Going Private

Ultimate Software Valued Customers,

It is with great pleasure that I share with you some very exciting news about Ultimate Software. Today, we announced that we have entered into an agreement to move from being a publicly traded company on NASDAQ to a privately held company, funded by leading private equity investment firm Hellman & Friedman and other investors.

We believe this announcement will mean positive improvements for you—our customers—and will increase the speed with which we can deliver you new products, new features, and new services in the future.

Companies like Burger King, Panera Bread, and Hilton Worldwide Holdings have all made decisions to go private in recent years, with great success, and we believe it’s an all-around win for Ultimate and our customers.

What this means to you is that upon the closing of the transaction (expected in Q2 2019), Ultimate—with the support of an investment group led by Hellman & Friedman—will have increased freedom to invest in UltiPro, in additional products and services, and in enhanced support for our customers, without the constraints of being a public company. As a private company with the backing of a leading private equity firm, Ultimate will have the ability to make decisions that are in the best interests of our customers in both the short- AND long-term.

You will benefit from our ability to bring new features to market more quickly. We see new opportunities for enhanced products and services as a result of investments from our private equity partners. Nothing about your experience as Ultimate’s customer will change, other than our being able to invest in improvements and deliver those improvements to you more quickly.

Ultimate has been a public company for over 20 years, so we did not make the decision to go private lightly. We felt strongly that now was the right time for us to make more investments in our products and services, and we’ve made the move to take the company private in order to have greater ability to do just that. This change enables us to take actions that will make us a better HR partner to you.  We are thrilled to share this news with you, since you have been a vital part of our journey. You have our commitment that serving your needs is, and remains, Ultimate’s priority—and we’re excited that this new phase in our journey will allow us to do that more effectively and efficiently.

I wanted to let you know personally about this exciting news and the added benefits to our valued customers. We remain 100% committed to HCM and our “People First” mission building out our products and services to help you relentlessly improve your employees’ experience.

We look forward to continuing to support you as your HR needs evolve. Please feel free to read our press release announcing this news. If you have any questions or concerns, please reach out to your Executive Relationship Manager. Thank you, as always, for your partnership. We owe so much of our success to you.

Best,

Scott Scherr
CEO, President and Founder

LEGAL NOTICES:
Additional Information and Where to Find It

This communication relates to the proposed merger involving The Ultimate Software Group, Inc. (“Ultimate” or the “Company”).  In connection with the proposed merger, Ultimate Software will file relevant materials with the U.S. Securities and Exchange Commission (the “SEC”), including the Company’s proxy statement on Schedule 14A (the “Proxy Statement”).  This communication is not a substitute for the Proxy Statement or any other document that Ultimate Software may file with the SEC or send to its stockholders in connection with the proposed merger.  BEFORE MAKING ANY VOTING DECISION, STOCKHOLDERS OF ULTIMATE SOFTWARE ARE URGED TO READ ALL RELEVANT DOCUMENTS FILED WITH THE SEC, INCLUDING THE PROXY STATEMENT, WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED MERGER.  Investors and security holders will be able to obtain the documents (when available) free of charge at the SEC’s website, www.sec.gov, and the Company’s website, https://www.ultimatesoftware.com/.  In addition, the documents (when available) may be obtained free of charge by directing a request to Mitch Dauerman by email at mitch_dauerman@ultimatesoftware.com or by calling 954-331-7069.

Participants in the Solicitation

The Company and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the holders of Ultimate Software common stock in respect of the proposed merger.  Information about the directors and executive officers of Ultimate Software is set forth in the proxy statement for the Company’s 2018 annual meeting of stockholders, which was filed with the SEC on April 2, 2018, and in other documents filed by Ultimate Software with the SEC.  Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the Proxy Statement and other relevant materials to be filed with the SEC in respect of the proposed merger when they become available.

Cautionary Statements Regarding Forward-Looking Information

Certain statements contained in this communication may constitute “forward-looking statements.”  These forward-looking statements may be identified by terms such as “plan to,” “designed to,” “allow,” “will,” “can,” “expect,” “estimates,” “believes,” “intends,” “may,” “continues,” “to be” or the negative of these terms, and similar expressions intended to identify forward-looking statements.  These forward-looking statements involve known and unknown risks, uncertainties and other factors which may cause actual results, performance or achievements to differ materially from those expressed or implied by such forward-looking statements, and reported results should not be considered as an indication of future performance.  These risks, uncertainties and other factors include, but are not limited to, risks related to the occurrence of any event, change or other circumstance that could give rise to the termination of the merger agreement; the failure to obtain Ultimate Software stockholder approval of the merger or the failure to satisfy any of the other conditions to the completion of the merger; the effect of the announcement of the merger on the ability of Ultimate Software to retain and hire key personnel and maintain relationships with its clients, providers, partners and others with whom it does business, or on its operating results and businesses generally; risks associated with the disruption of management’s attention from ongoing business operations due to the merger; the ability to meet expectations regarding the timing and completion of the merger; and other factors described in the Company’s Form 10-K for the year ended December 31, 2017, as filed with the SEC, and in other reports filed by the Company with the SEC from time to time. You are cautioned not to unduly rely on these forward-looking statements, which speak only as of the date of this communication.  Unless required by law, Ultimate Software undertakes no obligation to publicly revise any forward-looking statement to reflect circumstances or events after the date of this communication or to report the occurrence of unanticipated events.